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                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549

                                 ----------------

                                    FORM 8-K


                            CURRENT REPORT PURSUANT TO
                            SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported):  October 20, 1998


                             Hilton Hotels Corporation
                          ------------------------------
                          (Exact Name of Registrant as
                              Specified in Charter)



         Delaware                  1-3427                   36-2058176
     ----------------            ------------              --------------
     (State or Other             (Commission                (IRS Employer
     Jurisdiction of                File                    Identification
      Incorporation)               Number)                       No.)


                            9336 Civic Center Drive
                      Beverly Hills, California  90210
                      --------------------------------
                            (Address of Principal
                              Executive Offices)


                              (310) 278-4321
                       ----------------------------
                         (Registrant's telephone
                       number, including area code)


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ITEM 5.   OTHER EVENTS

          (a) On October 20, 1998, the Registrant announced its earnings for the third quarter and nine months ended September 30, 1998. A copy of the Registrant's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

          (b) On October 14, 1998, the Registrant announced the filing with the Securities and Exchange Commission by Park Place Entertainment Corporation ("Park Place") of a preliminary joint proxy statement and prospectus with respect to the proposed merger of Park Place with the Mississippi operations of Grand Casinos, Inc. A copy of the Registrant's press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          7(c) Exhibits
               --------
               99.1 Press Release of Hilton Hotels Corporation, dated October 20, 1998.

               99.2 Press Release of Hilton Hotels Corporation, dated October 14, 1998

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          Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HILTON HOTELS CORPORATION

Dated:  October 20, 1998      By:  /s/     THOMAS E. GALLAGHER
                                   -------------------------------------------
                                   Name:   Thomas E. Gallagher
                                   Title:  Executive Vice President and
                                           General Counsel

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